UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2021

   First Community Corporation

(Exact name of registrant as specified in its charter)

   South Carolina

(State or other jurisdiction of incorporation)

000-28344	57-1010751
(Commission File Number)	(IRS Employer Identification No.)

5455 Sunset Blvd, Lexington, South Carolina	29072
(Address of principal executive offices)	(Zip Code)

   (803) 951-2265

(Registrant’s telephone number, including area code)

   Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $1.00 per share	FCCO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 19, 2021, at the First Community Corporation (the “Company”) annual meeting of shareholders (the “Annual Meeting”), the shareholders approved the First Community Corporation 2021 Omnibus Equity Incentive Plan (the “Plan”), which was previously adopted by the Board of Directors subject to shareholder approval. A description of the terms and conditions of the Plan is included in the Company’s definitive proxy statement for the Annual Meeting filed with the SEC on April 7, 2021 (the “Definitive Proxy Statement”), which description is incorporated herein by reference. The summary of the Plan set forth in the Definitive Proxy Statement is not complete and is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached as Appendix A to the Definitive Proxy Statement and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on May 19, 2021 at 4:00 p.m. at the Company’s principal executive office located at 5455 Sunset Boulevard, Lexington, South Carolina 29072. Of the 7,526,967 shares of the Company’s common stock outstanding at the Annual Meeting, there were present in person or by proxy 5,708,353 shares, representing approximately 75.83% of the total outstanding eligible votes. At the Annual Meeting, the shareholders of the Company: (1) elected one Class I member to the Company’s Board of Directors to serve a term expiring in 2022 and four Class III members to the Company’s Board of Directors to serve a term expiring in 2024; (2) approved an advisory resolution to approve the compensation of the Company’s named executive officers; (3) approved the Plan; and (4) ratified the appointment of Elliott Davis, LLC as the Company’s independent registered public accountants for the fiscal year ending December 31, 2021.

The final results of voting on each of the matters submitted to a vote of shareholders during the Annual Meeting are as follows:

1.a.       To elect one Class I member of the Board of Directors to serve a one-year term expiring at the 2022 annual meeting of shareholders or until her respective successor is duly elected and qualified:

Class I:	For	Withheld	Broker Non-Vote
Jan H. Hollar	4,215,136	21,629	1,471,588

1.b. To elect four Class III members of the Board of Directors to serve a three-year term expiring at the 2024 annual meeting of shareholders or until their respective successors are duly elected and qualified:

Class III:	For	Withheld	Broker Non-Vote
C. Jimmy Chao	4,154,822	81,943	1,471,588
Ray E. Jones	4,214,529	22,236	1,471,588
E. Leland Reynolds	4,207,025	29,740	1,471,588
Alexander Snipe, Jr.	4,157,504	79,261	1,471,588

The other directors that continued in office after the Annual Meeting are as follows:

Class I:	Class II:
Michael C. Crapps	Thomas C. Brown
Mickey E. Layden	W. James Kitchens, Jr.
Jane S. Sosebee	Edward J. Tarver
Roderick M. Todd, Jr.

2.       A non-binding, advisory vote, to approve the compensation of the Company’s named executive officers (the “say-on-pay” vote):

For	Against	Abstain	Broker Non-Vote
4,124,397	73,534	38,834	1,471,588

3.       To approve the First Community Corporation 2021 Omnibus Equity Incentive Plan:

For	Against	Abstain	Broker Non-Vote
4,178,065	24,700	34,000	1,471,588

4.       To ratify the appointment of Elliott Davis, LLC as the Company’s independent registered public accountants for the fiscal year ending December 31, 2021:

For	Against	Abstain
5,639,677	6,294	62,382

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COMMUNITY CORPORATION

By:	/s/ D. Shawn Jordan
Name:	D. Shawn Jordan
Title:	Chief Financial Officer

Dated: May 20, 2021